Exhibit 23.4

CONSENT of QUALIFIED PERSON

Re: Annual Report on Form 10-K of Peabody Energy Corporation (the “Company”)

I, Emma Ewart, Senior Geologist of Peabody Energy Corporation, in connection with the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (together with any amendment or supplement thereto, the “Form 10-K”), consent to:
•the public filing by the Company and use of the Technical Report Summary titled, “TECHNICAL REPORT SUMMARY WILPINJONG MINE”, with an effective date of “December 31, 2021”, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit (including by incorporation by reference) to and referenced in the Form 10-K;
•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Form 10-K and any such Technical Report Summary; and
•any extracts from or a summary of the Technical Report Summary in the Form 10-K and the use of any information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of, and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 10-K.

I am an employee of the Company and a co-author of the Technical Report Summary to be filed (including by incorporation by reference) as an exhibit to the Form 10-K. This consent pertains to the following Sections of the Technical Report Summary. I certify that I have read the Technical Report Summary to be filed (including by incorporation by reference) as an exhibit to as well as the references to the Technical Report Summary within the Form 10-K and that it fairly and accurately represents the information in the Technical Report Summary sections for which I am responsible.

•Section 2    Introduction
•Section 3    Property Description
•Section 4    Accessibility, Climate, Local Resources
•Section 5    History
•Section 6    Geological Setting, Mineralization, and Deposit
•Section 7    Exploration
•Section 8    Sample Preparation, Analyses, and Security
•Section 9    Data Verification
•Section 10    Mineral Processing and Metallurgical Testing
•Section 11    Mineral Resource Estimates
•Section 21    Other Relevant Data and Information
•Section 24    References
•Section 25    Reliance on Information Provided by the Registrant
•Corresponding Subsections of Section 1: Executive Summary
•Corresponding Subsections of Section 22: Interpretation and Conclusions
•Corresponding Subsections of Section 23: Recommendations

Signature:     ___/s/ Emma Ewart__________

Date:        February 24, 2023

Emma Ewart
Sr. Geologist

CONSENT of QUALIFIED PERSON

Re: Annual Report on Form 10-K of Peabody Energy Corporation (the “Company”)

I, Brian Neilsen, Director Engineering of Peabody Energy Corporation, in connection with the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (together with any amendment or supplement thereto, the “Form 10-K”), consent to:
•the public filing by the Company and use of the Technical Report Summary titled, “TECHNICAL REPORT SUMMARY WILPINJONG MINE” with an effective date of “December 31, 2021”, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission, as an exhibit (including by incorporation by reference) to and referenced in the Form 10-K;
•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the Form 10-K and any such Technical Report Summary; and
•any extracts from or a summary of the Technical Report Summary in the Form 10-K and the use of any information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of, and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 10-K.

I am an employee of the Company and a co-author of the Technical Report Summary to be filed (including by incorporation by reference) as an exhibit to the Form 10-K. This consent pertains to the following Sections of the Technical Report Summary. I certify that I have read the Technical Report Summary to be filed (including by incorporation by reference) as an exhibit to as well as the references to the Technical Report Summary within the Form 10-K and that it fairly and accurately represents the information in the Technical Report Summary sections for which I am responsible.

•Section 2    Introduction
•Section 3    Property Description
•Section 4    Accessibility, Climate, Local Resources
•Section 5    History
•Section 12    Mineral Reserve Estimates
•Section 13    Mining Methods
•Section 14    Processing and Recovery Methods
•Section 15    Infrastructure
•Section 16    Market Studies and Material Contracts
•Section 17    Environmental Studies, Permitting, and Plans, Negotiations, or Agreements with
Local Individuals or Groups
•Section 18    Capital and Operating Costs
•Section 19    Economic Analysis
•Section 20    Adjacent Properties
•Section 21    Other Relevant Data and Information
•Section 24    References
•Section 25    Reliance on Information Provided by the Registrant
•Corresponding Subsections of Section 1: Executive Summary
•Corresponding Subsections of Section 22: Interpretation and Conclusions
•Corresponding Subsections of Section 23: Recommendations

Signature:    ___/s/ Brian Neilsen_________

Date:         February 24, 2023

Brian Neilsen
Director Engineering